UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2005

TOWER AUTOMOTIVE, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-12733 (Commission File Number)	41-1746238 (IRS Employer Identification No.)

27175 Haggerty Rd., Novi, Michigan (Address of principal executive office)	48377 (Zip Code)

Registrant’s telephone number,
including area code:
(248) 675-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure.

On April 29, 2005, Tower Automotive, Inc., a Delaware corporation (the “Company”), together with its domestic subsidiaries (collectively, the “Debtors”), filed their Monthly Operating Report covering the period from March 1, 2005 to March 31, 2005 (the “Monthly Operating Report”), with the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). A copy of the Monthly Operating Report is attached to, and incorporated by reference in, this Current Report on Form 8-K as Exhibit 99.1.

The Monthly Operating Report is limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the monthly reporting requirements of the Bankruptcy Court. The Company’s foreign subsidiaries have not filed for bankruptcy protection, and financial information regarding such foreign subsidiaries is not included with the Monthly Operating Report. The financial information in the Monthly Operating Report is unaudited and does not purport to show the financial statements of any of the Debtors in accordance with accounting principles generally accepted in the United States (“GAAP”), and therefore excludes items required by GAAP, such as certain reclassifications, eliminations, accruals, and disclosure items. The Company cautions readers not to place undue reliance upon the Monthly Operating Report. There can be no assurance that such information is complete. The Monthly Operating Report may be subject to revision. The Monthly Operating Report is in a format required by the Bankruptcy Code and should not be used for investment purposes. The information in the Monthly Operating Report should not be viewed as indicative of future results.

The Monthly Operating Report is being furnished for informational purposes only and is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Registration statements or other documents filed with the SEC shall not incorporate the Monthly Operating Report or any other information set forth in this Current Report on Form 8-K by reference, except as otherwise expressly stated in such filing.

The Company intends to file its Annual Report on Form 10-K with the SEC for the year ended December 31, 2004, as soon as all information necessary to complete such Form 10-K is available to the Company.

Item 9.01    Financial Statements and Exhibits.

(c)	Exhibits

99.1	Monthly Operating Report of Tower Automotive, Inc. and its domestic subsidiaries for the month of March 2005, filed with the United States Bankruptcy Court for the Southern District of New York on April 29, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 29, 2005	TOWER AUTOMOTIVE, INC. (Registrant) By /s/ Christopher T. Hatto Christopher T. Hatto Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Monthly Operating Report of Tower Automotive, Inc. and its domestic subsidiaries for the month of March 2005, filed with the United States Bankruptcy Court for the Southern District of New York on April 29, 2005.

Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
IN RE. TOWER AUTOMOTIVE, INC., ET. AL.

DEBTOR(S) TOWER AUTOMOTIVE, INC., ET.AL. 1	CASE NO. 05-10578 (ALG) (JOINTLY ADMINISTERED) CHAPTER 11

SECOND MONTHLY OPERATING STATEMENT FOR
THE MONTH ENDED MARCH 31, 2005

DEBTORS ADDRESS:
27175 HAGGERTY ROAD
NOVI, MICHIGAN 48377

MONTHLY DISBURSEMENTS: $271,716,797

DEBTORS’ ATTORNEY:
JAMES H.M. SPRAYREGEN, P.C. (JS-7757)
MATHEW A. CANTOR (MC-7727)
KIRKLAND & ELLIS LLP
CITIGROUP CENTER
153 EAST 53RD STREET
NEW YORK, NEW YORK 10022-4675
TELEPHONE: (212) 446-4800
FACSIMILE: (212) 446-4900

-AND-

ANUP SATHY (AS-4915)
KIRKLAND & ELLIS LLP
200 EAST RANDOLPH DRIVE
CHICAGO, ILLINOIS 60601
TELEPHONE: (312) 861-2000
FACSIMILE: (312) 861-2200

MONTHLY OPERATING PROFIT (LOSS): $(70,611,000)

REPORT PREPARER:
CHRISTOPHER T. HATTO
CORPORATE CONTROLLER
TOWER AUTOMOTIVE, INC.

The undersigned, having reviewed the attached report and being familiar with the Debtors’ financial affairs, verifies under the penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.

DATE: APRIL 29, 2005 S/ JAMES A MALLAK
                    JAMES A. MALLAK, CHIEF FINANCIAL OFFICER AND TREASURER

1     The Debtors in these jointly administered proceedings are: Tower Automotive, Inc.; Algoods, USA, Inc.; R.J. Tower Corporation; Tower Automotive Bardstown, Inc.; Tower Automotive Bowling Green, LLC; Tower Automotive Chicago, LLC; Tower Automotive Finance, Inc.; Tower Automotive Granite City, LLC; Tower Automotive Granite City Services, LLC; Tower Automotive International, Inc.; Tower Automotive International Holdings, Inc.; Tower Automotive International Yorozu Holdings, Inc.; Tower Automotive Lansing, LLC; Tower Automotive Madison, LLC; Tower Automotive Michigan, LLC; Tower Automotive Milwaukee, LLC; Tower Automotive Plymouth, Inc.; Tower Automotive Products Company, Inc.; Tower Automotive Receivables Company, Inc.; Tower Automotive Services and Technology, LLC; Tower Automotive Technology, Inc.; Tower Automotive Technology Products, Inc.; Tower Automotive Tool, LLC; Tower Services, Inc.; and Trylon Corporation.

TOWER AUTOMOTIVE, INC.
INDEX TO MONTHLY OPERATING REPORT

Description	Page(s)
Notes	1-	3
Consolidated Debtors in Possession Statement of Operations for the month ended March 31, 2005	4
Consolidated Debtors in Possession Balance Sheet as of February 28, 2005 and March 31, 2005	5
Consolidated Debtors in Possession Statement of Cash Flows (indirect method) for the month ended March 31, 2005	6
Consolidated Debtors in Possession Liabilities Subject to Compromise as of March 31, 2005	7
Consolidated Debtors in Possession certification regarding payroll, sales, use and property taxes for
the month ended March 31, 2005	8
Detail of Payroll Taxes Withheld and Paid	8-	13
Statement regarding insurance policies	13
Debtors in Possession disbursements for the month ended March 31, 2005	14

United States Bankruptcy Court for the Southern District of New York
In re: Tower Automotive, Inc., et.al.
Case No.: 05 B 10578 (ALG)

TOWER AUTOMOTIVE, INC.
MONTHLY OPERATING REPORT, MARCH 2005

NOTES TO MONTHLY OPERATING REPORT

General

The unaudited financial statements and supplemental information contained herein, represents the consolidated financial information for the debtors only and does not include Tower Automotive, Inc.‘s non-debtor subsidiaries. The Debtors are:

Tower Automotive, Inc. (the Company)
Algoods, USA, inc.
RJ Tower Corporation
Tower Automotive Bardstown, Inc.
Tower Automotive Bowling Green, LLC
Tower Automotive Chicago, LLC
Tower Automotive Finance, Inc.
Tower Automotive Granite City, LLC
Tower Automotive Granite City Services, LLC
Tower Automotive International, Inc.
Tower Automotive International Holdings, Inc.
Tower Automotive International Yorozu Holdings, Inc.
Tower Automotive Lansing, LLC	Tower Automotive Madison, LLC
Tower Automotive Michigan, LLC
Tower Automotive Milwaukee, LLC
Tower Automotive Plymouth, Inc.
Tower Automotive Products Company, Inc.
Tower Automotive Receivables Company, Inc.
Tower Automotive Services and Technology, LLC
Tower Automotive, s.r.o.
Tower Automotive Technology, Inc.
Tower Automotive Technology Products, Inc.
Tower Automotive Tool, LLC
Tower Services, Inc.
Trylon Corporation d/b/a Tower Automotive

The information furnished in this report includes primarily normal recurring adjustments and reflects all adjustments which are, in the opinion of management, necessary for a fair presentation of such financial information. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to the requirements of Accounting Principles Board Opinion No. 28 – “Interim Financial Reporting” and should be read in conjunction with the audited financial statements and notes thereto included in the Company’s annual Report on Form 10-K for the year ended December 31, 2003.

The results of operations reflected in this report are not necessarily indicative of the results of operations of Tower Automotive, Inc. and all of its subsidiaries on a consolidated basis, as the consolidated financial statements include both debtors and non-debtors. Please refer to Tower Automotive, Inc.‘s Forms 8-K, 10-K and 10-Q as filed with the United States Securities and Exchange Commission for further information.

Chapter 11 Reorganization Proceedings

On February 2, 2005, Tower Automotive, Inc. and its United States subsidiaries (“Debtors”) filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code (“Bankruptcy Code”) in the United States Bankruptcy Court Southern District of New York (“the “Court”). The cases were consolidated for the purpose of joint administration. The Debtors are operating their businesses as debtors-in-possession (“DIP”) pursuant to the Bankruptcy Code. An official committee of unsecured creditors has been appointed.

Pursuant to the provisions of the Bankruptcy Code, all actions to collect upon any of the Debtors’ liabilities as of the petition date or to enforce pre-petition date contractual obligations are automatically stayed. Absent approval from the Court, the Debtors are prohibited from paying pre-petition obligations. In addition, as a consequence of the Chapter 11 filing, pending litigation against the Debtors is generally stayed, and no party may take any action to collect pre-petition claims except pursuant to an order of the Court. However, the Debtors have requested that the Court approve certain pre-petition liabilities, such as payments for the retention of certain legal and financial professionals, employee wages and benefits and certain other pre-petition obligations. Since the filing, all orders sufficient to enable the Debtors to conduct normal business activities, including approval of the Debtors’ DIP financing have been entered by the Court. While the Debtors are subject to Chapter 11, all transactions of the Debtors outside the ordinary course of business will require the prior approval of the Court.

United States Bankruptcy Court for the Southern District of New York
In re: Tower Automotive, Inc., et.al.
Case No.: 05 B 10578 (ALG)

-Page 1-

TOWER AUTOMOTIVE, INC.
MONTHLY OPERATING REPORT, MARCH 2005

NOTES TO MONTHLY OPERATING REPORT (CONTINUED)

The provisions in Statement of Position 90-7, “Financial Reporting by Entities in Reorganization Under the Bankruptcy Code (“SOP 90-7”) apply to the Debtors’ financial statements while the Debtors operate under the provisions of Chapter 11. SOP 90-7 does not change the application of generally accepted accounting principles in the preparation of financial statements. However, SOP 90-7 does require that the financial statements for periods including and subsequent to the filing of the Chapter 11 petition distinguish transactions and events that are directly associated with the reorganization from the ongoing operations of the business.

Petition Date Financial Information

The financial information filed as of the petition date is subject to change. Tower Automotive may, at a future date, amend its schedules for updated financial information.

Intercompany Transactions

Intercompany transactions between the Debtors have been eliminated in this financial information. Intercompany transactions with the Company’s non-debtor subsidiaries have not been eliminated in these financial statements and are reflected as intercompany receivables and payables.

Income Taxes

Tower Automotive accounts for income taxes on a consolidated basis. Accordingly, income tax expense/benefit and income tax assets and liabilities in the accompanying statements of operations and balance sheets, respectively, do not necessarily reflect the entities current income tax position for the periods presented.

DIP Financing

In February 2005, the Court approved a Revolving Credit, Term Loan and Guaranty Agreement (“DIP Agreement”) with a national banking institution as agent for the lenders (“Lenders”) and each of the Lenders.

The DIP Agreement provides for a $725 million commitment of debtor-in-possession financing comprised of a revolving credit and letter of credit facility in an aggregate principal amount not to exceed $300 million and a term loan in the aggregate principal amount of $425 million. The proceeds of the term loan have been used to refinance the Debtors’ obligation amounting to $425 million under the Credit Agreement. The proceeds of the revolving credit loans shall be used to fund the working capital requirements of the Debtors during the Chapter 11 proceedings. Obligations under the DIP Agreement are secured by a lien on the assets of the Debtors (which lien shall have first priority with respect to a significant portion of the Debtors’ assets) and by a super-priority administrative expense claim in each of the bankruptcy cases.

Advances under the DIP Agreement will bear interest at a fixed rate per annum equal to (x) the greatest (as of the date the advance is made) of the prime rate, the Base CD Rate (as defined in the DIP Agreement) plus 1%, or the Federal Funds Effective Rate (as defined in the DIP Agreement) plus 0.5%, plus (y) 1.75%, in the case of a loan under the revolving facility, or 2.75% in the case of the term loan. Alternatively, the Debtors may request that advances be made at a variable rate equal to (x) the Adjusted LIBO Rate (as defined in the DIP Agreement), for a one-month, three-month, six-month, or nine-month period, at the election of Debtors, plus (y) 2.75%, in the case of a loan under the revolving facility, or 3.75% in the case of the term loan. In addition, the DIP Agreement obligates the Debtors to pay certain fees to the Lenders as described in the DIP Agreement.

The DIP Agreement contains various representations, warranties and covenants by the Debtors that are customary for transactions of this nature, including (without limitation) reporting requirements and maintenance of financial covenants.

United States Bankruptcy Court for the Southern District of New York
In re: Tower Automotive, Inc., et.al.
Case No.: 05 B 10578 (ALG)

-Page 2-

TOWER AUTOMOTIVE, INC.
MONTHLY OPERATING REPORT, MARCH 2005

NOTES TO MONTHLY OPERATING REPORT (CONTINUED)

The Debtors’ obligations under the DIP Agreement may be accelerated following certain events of default, including (without limitation) any breach by the Debtors of any of the representations, warranties, or covenants made in the DIP Agreement or the conversion of any of the bankruptcy cases to a case under Chapter 7 of the Bankruptcy Code or the appointment of a trustee pursuant to Chapter 7 of the Bankruptcy Code.

The DIP Agreement matures on February 7, 2007; however, the Debtors are obligated to repay all borrowings made pursuant to the DIP Agreement upon substantial consummation of a plan of reorganization of the Debtors that is confirmed pursuant to an order of the Bankruptcy Court.

United States Bankruptcy Court for the Southern District of New York
In re: Tower Automotive, Inc., et.al.
Case No.: 05 B 10578 (ALG)

-Page 3-

TOWER AUTOMOTIVE, INC.
MONTHLY OPERATING REPORT, MARCH 2005

CONSOLIDATED DEBTORS IN POSSESSION
STATEMENTS OF OPERATIONS
(Amounts in thousands of U.S. dollars — unaudited)

Mar. 1, 2005 to Mar. 31, 2005
Revenues	$ 206,760
Cost of sales	188,109

Gross profit	18,651
Selling, general and administrative expenses	9,797
Restructuring and asset impairment charges, net	31,316

Operating income (loss)	(22,462)
Interest expense	6,760
Interest income	(1,983)
Other expense, net	--
Chapter 11 and related reorganization items	33,808

Income (loss) before provision for income taxes, equity in	(61,047)
earnings of joint ventures and minority interest
Provision (benefit) for income taxes	9,532

Income (loss) before equity in earnings of joint ventures	(70,579)
and minority interest
Equity in earnings of joint ventures, net of tax	(32)

Net loss	$(70,611)

        The accompanying notes are an integral part of this financial information.

United States Bankruptcy Court for the Southern District of New York
In re: Tower Automotive, Inc., et.al.
Case No.: 05 B 10578 (ALG)

-Page 4-

TOWER AUTOMOTIVE, INC.
MONTHLY OPERATING REPORT, MARCH 2005

CONSOLIDATED DEBTORS IN POSSESSION
CONSOLIDATED BALANCE SHEETS
(Amounts in thousands of U.S. dollars — unaudited)

	Feb. 28, 2005	Mar. 31, 2005

Current Assets:
Cash and cash equivalents	$ 9,622	$ 2,705
Accounts receivable, net	297,295	293,044
Inventories	86,223	84,067
Prepaid tooling and other	41,775	40,028

Total current assets	434,915	419,844
Property, plant and equipment, net	679,231	645,399
Investments in joint ventures	62	30
Investment in subsidiaries	346,782	346,782
Inter-company receivables	415,370	409,835
Goodwill	326,309	326,309
Other assets, net	109,638	108,709

Total assets	$2,312,307	$2,256,908

Current Liabilities Not Subject to Compromise:
Current maturities of long-term debt and capital
lease obligations	$ 9,081	$ 5,438
Accounts payable	118,405	99,564
Accrued liabilities	213,032	214,976

Total current liabilities	340,518	319,978
Liabilities subject to compromise	1,139,816	1,141,362
Non-Current Liabilities Not Subject to Compromise:
Long-term debt, net of current maturities	532,239	567,756
Other non-current liabilities	180,877	183,888

Total liabilities	2,193,450	2,212,984
Stockholders' Equity	118,857	43,924

Total liabilities and stockholders' deficit	$2,312,307	$2,256,908

        The accompanying notes are an integral part of this financial information.

United States Bankruptcy Court for the Southern District of New York
In re: Tower Automotive, Inc., et.al.
Case No.: 05 B 10578 (ALG)

-Page 5-

TOWER AUTOMOTIVE, INC.
MONTHLY OPERATING REPORT, MARCH 2005

CONSOLIDATED DEBTORS IN POSSESSION
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Amounts in thousands of U.S. Dollars — unaudited)

Period from Mar. 1, 2005 to Mar. 31, 2005
Operating Activities:
Net loss	$(70,611)
Adjustments required to reconcile net loss to net
cash provided by (used in) operating activities:
Chapter 11 and related reorganization expenses	33,808
Payments of Chapter 11 and related reorganization
expenses	(284)
Restructuring and asset impairment charge, net	32,095
Depreciation	8,992
Deferred compensation	81
Equity in earnings of joint ventures, net	(32)
Change in working capital and other operating items	(38,372)

Net cash provided by operating activities	(34,323)

Investing Activities:
Capital expenditures	(4,468)
Proceeds from sale of fixed assets	--
Other	--

Net cash used in investing activities	(4,468)

Financing Activities:
Proceeds from pre-petition borrowings	--
Repayments of pre-petition borrowings	--
Borrowings from DIP credit facility	546,000
Repayments of borrowings from DIP credit facility	(514,126)
Net proceeds from issuance of common stock	--

Net cash provided by (used in) financing activities	31,874

Net Change in Cash and Cash Equivalents	$ (6,917)

Cash and Cash Equivalents, beginning of period	$ 9,622
Cash and Cash Equivalents, end of period	$ 2,705

        The accompanying notes are an integral part of this financial information.

United States Bankruptcy Court for the Southern District of New York
In re: Tower Automotive, Inc., et.al.
Case No.: 05 B 10578 (ALG)

-Page 6-

TOWER AUTOMOTIVE, INC.
MONTHLY OPERATING REPORT, MARCH 2005

CONSOLIDATED DEBTORS IN POSSESSION
LIABILITIES SUBJECT TO COMPROMISE
(Amounts in thousands of U.S. Dollars — unaudited)

Mar. 31, 2005

Liabilities subject to compromise:
Debt:
5.75% Convertible senior debentures	$ 125,000
6.75% Trust convertible preferred securities	258,750
9.25% Senior Euro notes	195,555
12% Senior notes	258,000

Total debt	837,305
Pre-petition accounts payable	260,688
Accrued interest on debt subject to compromise	21,128
Accrued liabilities	3,214
Property and other taxes	403
Leases	4,626
Intercompany payable balances to non-Debtor subsidiaries	13,998

Total liabilities subject to compromise	$1,141,362

The accompanying notes are an integral part of this financial information.

United States Bankruptcy Court for the Southern District of New York
In re: Tower Automotive, Inc., et.al.
Case No.: 05 B 10578 (ALG)

-Page 7-

TOWER AUTOMOTIVE, INC.
MONTHLY OPERATING REPORT, MARCH 2005

TAX PAYMENT CERTIFICATION

Tower Automotive’s US subsidiaries and Debtors have paid post petition tax payments as due. Tax bills which straddle the bankruptcy filing date have been split and accrued separately as pre petition and post petitions amounts. The post petition amounts have been paid. Sales and payroll taxes for both pre petition and post petition periods have been paid in accordance with the Debtors’ first day motions.

Any exceptions to this certification (amounts under dispute, ongoing audits for post petition periods etc.) are listed below.

o	We are currently under audit by several states for sales and use tax. Such audits may result in additional amounts due to various state agencies for sales and use tax. However, it is not possible to predict the outcome of such audits at the date of this report.

Payroll Taxes withheld and paid

All payroll taxes have been paid when due. Amounts shown as not paid (differences) are not due as of the date of this information. We periodically withhold and remit payroll taxes in various other state and local jurisdictions which are not listed in this schedule as no amounts were withheld or due during the period.

Federal Income Tax Withholding
Taxes	$ 3,683,280.56
Social Security - employee
Taxes	$ 1,779,527.44
Social Security - employer
Taxes	$ 1,779,540.00
Medicare - employee
Taxes	$ 420,605.98
Medicare - employer
Taxes	$ 420,608.95

Total Federal taxes withheld	$ 8,083,562.93
Paid	$ 8,083,562.93
Difference	$ -

FUTA
Taxes	$ 44,913.22
Paid	$ -
Difference	$ 44,913.22

Illinois Unemployment Insurance
Taxes	$ 131,569.06
Paid	$ -
Difference	$ 131,569.06

United States Bankruptcy Court for the Southern District of New York
In re: Tower Automotive, Inc., et.al.
Case No.: 05 B 10578 (ALG)

-Page 8-

TOWER AUTOMOTIVE, INC.
MONTHLY OPERATING REPORT, MARCH 2005

Payroll Taxes withheld and paid (continued)

Illinois Withholding
Taxes	$ 93,029.10
Paid	$ 93,029.10
Difference	$ -

Indiana Unemployment Insurance
Taxes	$ 40,966.52
Paid	$ -
Difference	$ 40,966.52

Indiana Withholding
Taxes	$ 131,473.36
Paid	$ -
Difference	$ 131,473.36

Kentucky Unemployment Insurance
Taxes	$ 25,138.57
Paid	$ 740.00
Difference	$ 24,398.57

Kentucky Withholding
Taxes	$ 31,267.89
Paid	$ 31,267.89
Difference	$ -

Kentucky, Bardstown
Taxes	$ 918.57
Paid	$ 918.57
Difference	$ -

Kentucky, Bowling Green
Taxes	$ 814.06
Paid	$ 814.06
Difference	$ -

Kentucky, Nelson County
Taxes	$ 7,325.76
Paid	$ 7,325.76
Difference	$ -

Kentucky, Warren County School District
Taxes	$ 70.52
Paid	$ -
Difference	$ 70.52

United States Bankruptcy Court for the Southern District of New York
In re: Tower Automotive, Inc., et.al.
Case No.: 05 B 10578 (ALG)

-Page 9-

TOWER AUTOMOTIVE, INC.
MONTHLY OPERATING REPORT, MARCH 2005

Payroll Taxes withheld and paid (continued)

Kentucky, KREDA
Taxes	$ 65,497.87
Paid	$ 65,497.87
Difference	$ -

Maryland Unemployment Insurance
Taxes	$ 3,110.95
Paid	$ -
Difference	$ 3,110.95

Maryland Withholding	$ -
Taxes	$ 4,407.79
Paid	$ 4,407.79
Difference	$ -

Michigan Unemployment Insurance
Taxes	$ 296,663.89
Paid	$ -
Difference	$ 296,663.89

Michigan Withholding
Taxes	$ 425,095.82
Paid	$ 425,095.82
Difference	$ -

Michigan, Detroit
Taxes	$ 7,464.24
Paid	$ -
Difference	$ 7,464.24

Michigan, Grand Rapids
Taxes	$ 1,592.60
Paid	$ -
Difference	$ 1,592.60

Michigan, Pontiac
Taxes	$ 45.60
Paid	$ -
Difference	$ 45.60

Michigan, Port Huron
Taxes	$ 77.59
Paid	$ -
Difference	$ 77.59

United States Bankruptcy Court for the Southern District of New York
In re: Tower Automotive, Inc., et.al.
Case No.: 05 B 10578 (ALG)

-Page 10-

TOWER AUTOMOTIVE, INC.
MONTHLY OPERATING REPORT, MARCH 2005

Payroll Taxes withheld and paid (continued)

Missouri Unemployment Insurance
Taxes	$ 28.73
Paid	$ -
Difference	$ 28.73

Missouri Withholding
Taxes	$ 20.00
Paid	$ 20.00
Difference	$ -

Mississippi Unemployment Insurance
Taxes	$ 2,703.31
Paid	$ -
Difference	$ 2,703.31

Mississippi Withholding
Taxes	$ 26,078.00
Paid	$ 26,078.00
Difference	$ -

Ohio School Districts
Taxes	$ 8,525.21
Paid	$ 8,525.21
Difference	$ -

Ohio Unemployment Insurance
Taxes	$ 33,964.31
Paid	$ -
Difference	$ 33,964.31

Ohio Withholding
Taxes	$ 75,821.87
Paid	$ 75,821.87
Difference	$ -

Ohio, Bellevue
Taxes	$ 7,359.69
Paid	$ -
Difference	$ 7,359.69

Ohio, Bluffton
Taxes	$ 9,788.14
Paid	$ -
Difference	$ 9,788.14

United States Bankruptcy Court for the Southern District of New York
In re: Tower Automotive, Inc., et.al.
Case No.: 05 B 10578 (ALG)

-Page 11-

TOWER AUTOMOTIVE, INC.
MONTHLY OPERATING REPORT, MARCH 2005

Payroll Taxes withheld and paid (continued)

Ohio, Toledo
Taxes	$ 63.99
Paid	$ -
Difference	$ 63.99

Ohio, Carey
Taxes	$ 332.63
Paid	$ -
Difference	$ 332.63

Ohio, Tiffin
Taxes	$ 40.66
Paid	$ -
Difference	$ 40.66

Ohio, Fostoria
Taxes	$ 34.14
Paid	$ 34.14
Difference	$ -

Ohio, Upper Sandusky
Taxes	$ 5,469.89
Paid	$ -
Difference	$ 5,469.89

Ohio, Hicksville
Taxes	$ 181.35
Paid	$ -
Difference	$ 181.35

Pennsylvania Withholding
Taxes	$ 218.75
Paid	$ 218.75
Difference	$ -

Tennessee Unemployment Insurance
Taxes	$ 30,645.15
Paid	$ -
Difference	$ 30,645.15

Wisconsin Unemployment Insurance
Taxes	$ 198,010.74
Paid	$ -
Difference	$ 198,010.74

United States Bankruptcy Court for the Southern District of New York
In re: Tower Automotive, Inc., et.al.
Case No.: 05 B 10578 (ALG)

-Page 12-

TOWER AUTOMOTIVE, INC.
MONTHLY OPERATING REPORT, MARCH 2005

Payroll Taxes withheld and paid (continued)

Wisconsin Withholding	$ -
Taxes	$ 199,014.28
Paid	$ 199,014.28
Difference	$ -

STATEMENT REGARDING INSURANCE POLICES

All insurance policies for the Debtors have been fully paid for the period covered by this report, including workers’ compensation and disability insurance. There have been no changes in the amount of insurance in force from the amounts previously provided.

On March 31, 2005, the Debtors renewed their workers’ compensation insurance program with Discover Re through April 1, 2006.

United States Bankruptcy Court for the Southern District of New York
In re: Tower Automotive, Inc., et.al.
Case No.: 05 B 10578 (ALG)

-Page 13-

TOWER AUTOMOTIVE, INC.
MONTHLY OPERATING REPORT, MARCH 2005

DISBURSEMENTS FOR THE MONTH ENDED MARCH 31, 2005

Legal Entity	Monthly Disbursements
Tower Automotive, Inc.	$ 0
Algoods, USA, Inc.	$ 0
RJ Tower Corporation	$ 20,716,544
Tower Automotive Bardstown, Inc.	$ 17,297,682
Tower Automotive Bowling Green, LLC	$ 1,361,705
Tower Automotive Chicago, LLC	$ 16,522,267
Tower Automotive Finance, Inc.	$ 0
Tower Automotive Granite City, LLC	$ 13,817,408
Tower Automotive Granite City Services, LLC	$ 2,997,995
Tower Automotive International, Inc.	$ 1,413
Tower Automotive International Holdings, Inc.	$ 0
Tower Automotive International Yorozu Holdings, Inc.	$ 0
Tower Automotive Lansing, LLC	$ 40,680,841
Tower Automotive Madison, LLC	$ 0
Tower Automotive Michigan, LLC	$ 8,462,265
Tower Automotive Milwaukee, LLC	$ 21,123,396
Tower Automotive Plymouth, Inc.	$ 8,197,209
Tower Automotive Products Company, Inc.	$ 67,666,444
Tower Automotive Receivables Company, Inc.	$ 0
Tower Automotive Services and Technology, LLC	$ 0
Tower Automotive, s.r.o	$ 0
Tower Automotive Technology, Inc.	$ 14,886,730
Tower Automotive Technology Products, Inc.	$ 4,186
Tower Automotive Tool, LLC	$ 29,959,561
Tower Services, Inc.	$ 1,160,920
Trylon Corporation d/b/a/ Tower Automotive	$ 6,860,231

Total Disbursements	$271,716,797

United States Bankruptcy Court for the Southern District of New York
In re: Tower Automotive, Inc., et.al.
Case No.: 05 B 10578 (ALG)

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